Trade payables	3 Months Ended
Mar. 31, 2025
Trade payables [Abstract]
Trade payables
9.	Trade payables

Trade payables primarily represents amounts incurred for the provision of manufacturing, research and consulting services and professional fees, which are outstanding at the end of the period. Trade payables are due to be settled at different times within 12 months.